Exhibit 10.17

                                 FIRST AMENDMENT
                                       TO
               COMDIAL CORPORATION EXECUTIVE STOCK OWNERSHIP PLAN


         THIS FIRST AMENDMENT (the "Amendment") to the Comdial Corporation Executive Stock Ownership Plan (the "Plan") is made as of July 31, 1997, pursuant to the authority of the Board of Directors of Comdial Corporation to amend the Plan, and shall be effective as of July 31, 1997. Capitalized terms defined in the Plan shall have the same meanings when used in this Amendment, unless otherwise defined herein or unless the context expressly requires an alternate meaning.


         SECTION 1.        DEFINITIONS.

                  Section 1(b) is deleted and the following is substituted in lieu thereof:

                                  "(b)   'Executive'   shall   mean   only   the
                           individuals employed by the Company as Chief Executive Officer, President, Executive Vice
                           President, Senior Vice President, Chief Financial Officer, and Vice President."


         SECTION 2.        STOCK OWNERSHIP REQUIREMENT.

                  Section 2(b) is deleted and the following is substituted in lieu thereof:

                                  "(b)  if  the  Executive  is  Executive   Vice
                           President, Senior Vice President, Chief Financial Officer or Vice President of Engineering, Stock with a Value equal to 1.5 times Salary."


         SECTION 3.        STOCK ACQUISITION REQUIREMENT.

                  Section 3(a)(i)(B) is deleted and the following is substituted in lieu thereof:

                                  "(B)  if  the  Executive  is  Executive   Vice
                           President, Senior Vice President, Chief Financial Officer or Vice President of Engineering, 10 percent of Salary, and"

         Except as amended hereby, all of terms of the Plan shall remain and continue in full force and effect and are hereby confirmed in all respects.


                                             COMDIAL CORPORATION


                                             By:      /s/ Wayne R. Wilver
                                                      Wayne R. Wilver
                                                      Senior Vice President